June 2024 Investor Presentation Exhibit 99.1

Certain of the matters discussed in this investor presentation constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management and involve uncertainties that could significantly affect our financial results. Such statements include, but are not limited to: (i) statements about our plans, strategies, initiatives, and prospects; and (ii) statements about our future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) adverse changes in economic conditions in the real estate industry and in the markets in which we own and operate self storage properties; (ii) market trends in our industry, interest rates, inflation, the debt and lending markets or the general economy; (iii) failure to realize the benefits from affiliated mergers, acquisitions and other strategic transactions; (iv) the current concentration of our rental income in Florida, California and the Greater Toronto Area of Canada; (v) the effect of competition at our self storage properties or from other storage alternatives, which could cause rents and occupancy rates to decline; (vi) the impact of our outstanding Series A Convertible Preferred Stock, which ranks senior to all common stock and grants the holder superior rights compared to common stockholders, and may have the effect of diluting our stockholders’ interests in us and discouraging a takeover or other similar transaction; (vii) impacts on our business due to certain of our officers and key personnel facing competing demands relating to their time and conflicts of interest as a result of the positions they hold with affiliated entities; (viii) the impact of investments in or loans to our Managed REITs; (ix) revenue and earnings from the Managed REIT Platform; (x) increases in property taxes; (xi) the impact of and changes in national, state, and local laws and regulations including, without limitation, those governing real estate investment trusts, environmental matters, taxes, insurance, accounting guidance and other aspects of our business; (xii) impacts of changes in the Canadian Dollar/USD exchange rate, which could have a material adverse effect on our operating results; (xiii) the degree to which our hedging strategies may or may not protect us from interest rate volatility; (xiv) risks associated with data breaches, including cybersecurity attacks or other unauthorized access or misuse of information, any of which could adversely affect our business and results; (xv) potential environmental or other liabilities; (xvi) risks related to or a consequence of natural disasters or acts of violence, pandemics, terrorism, insurrection or war that affect the markets in which we operate; (xvii) failure to continue to qualify as a REIT for U.S. federal income tax purposes. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent SmartStop’s views as of the date on which such statements were made. SmartStop anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing SmartStop’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of SmartStop are described in the risk factors included in SmartStop’s filings with the SEC, including SmartStop’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented by the risk factors included in Part II, Item 1A of its Quarterly Reports on Form 10-Q, which factors are incorporated herein by reference, all of which are filed with the SEC and available at www.sec.gov. SmartStop expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences. This is neither an offer nor a solicitation to purchase securities. See our most recent Annual Report on Form 10-K and subsequent Form 10-Qs for specific risks associated with an investment in SmartStop Self Storage REIT, Inc. As of March 31, 2024 our accumulated deficit was approximately $171.9 million and it is possible that our operations may not be profitable in 2024. We have paid distributions from sources other than our cash flows from operations, including from the net proceeds of our public offering and our distribution reinvestment plan (DRP offering).  We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. For the twelve months ended December 31, 2023, we funded 92% of our distributions using cash flow from operations and 8% using proceeds from our DRP offering. For the 12 months ended December 31, 2022, we funded 100% of our distributions using cash flow from operations. No public market currently exists for shares of our common stock and there may never be one. Therefore, it will be difficult for our stockholders to sell their shares. Our charter does not require us to pursue a liquidity transaction at anytime. If you sell your shares, it will likely be at a substantial discount. We may only calculate the value per share for our shares annually and, therefore, you may not be able to determine the net asset value of your shares on an ongoing basis. We cannot assure our stockholders that we will be successful in the marketplace. Revenues and earnings from Strategic Storage Trust VI, Inc. and Strategic Storage Growth Trust III, Inc. (the “Managed REITs”) are uncertain. Because the revenue streams from the advisory agreements with the Managed REITs are subject to limitation or cancellation, any such termination could adversely affect our financial condition, cash flow and the amount available for distributions to you. We will face conflicts of interest relating to the purchase of properties, including conflicts with the Managed REITs, and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. Our trademarks are important to the value of our business, and the ability to protect, and costs associated with protecting, our intellectual property could adversely affect our business and results of operations. We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment. Our Series A Preferred Shares rank senior to our common stock, and therefore, any cash we have to pay distributions will be used to pay distributions to the holders of Series A Preferred Shares first, which could have a negative impact on our ability to pay distributions to our common stockholders. We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions. Our board of directors may change any of our investment objectives without your consent. We use market data throughout this presentation that has generally been obtained from publicly available information and industry publications. We have also obtained certain information, where indicated, from the 2024 Self Storage Almanac and the January 2024 Colliers Report. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but the accuracy and completeness of the information are not guaranteed. The market data includes forecasts and projections that are based on industry surveys and the preparers’ experiences in the industry, and there is no assurance that any of the projections or forecasts will be achieved. We believe that the surveys and market research others have performed are reliable, but we have not independently verified this information. This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties. This presentation includes certain financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Such non-GAAP financial measures should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. You should be aware that SmartStop’s presentation of these and other non-GAAP financial measures in this presentation may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. We seek to compensate such limitations by providing a detailed reconciliation for the non-GAAP financial measures to the most directly comparable financial measures stated in accordance with GAAP in this presentation. You are encouraged to review the related GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. Disclaimer & Risk Factors

SmartStop is a Leading, Growth-Oriented Self Storage Platform

SMARTSTOP OVERVIEW

- SmartStop Self Storage REIT, Inc. ("SmartStop" or the "Company") is a premier self storage owner and operator that maintains a high-quality and diversified portfolio across the United States and Canada
- BBB- Investment Grade Rating with Kroll Bond Rating Agency ("KBRA") since April 2022
- Demonstrated track record of growth, growing its total portfolio by ~73% over the last four years[(1)], becoming the 10th largest operator in the U.S. and the largest operator in the Greater Toronto Area ("the GTA")[(2)]
- Self storage portfolio is focused on high growth markets, including a unique exposure to Canada and the Greater Toronto Area (GTA)
- Management has established a robust operating platform that is technology-enabled, data driven, and scalable
- SmartStop has a multi-pronged growth strategy focused on organic and external growth
- Managed REIT platform drives incremental revenue and future potential acquisition pipeline


SmartStop Self Storage





ATTRACTIVE FINANCIAL AND OPERATING PROFILE

FINANCIAL

$134 million
LQA NOI[(3)(4)]

~$2.1 billion
Historical acquisition volume[(5)]

~13.3%
Avg. Same-Store YoY NOI growth (Last three years)[(3)]

14.3%
Owned portfolio CAGR (2018-2023)[(6)]

OPERATING

195
Owned and managed properties

15.5 million
Owned and managed square feet

92.4%
1Q 2024 Ending Same-Store Occupancy[(7)]

$19.49
1Q 2024 Annualized Same-Store RentPOF[(8)]

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

Note: As of 3/31/2024 unless otherwise noted. (1) Based on total owned and managed properties from 2019 – 2023; (2) Based on total owned and managed property growth since 2019; Per Inside Self Storage Top-Operators list for 2023. Adjusted for the LifeStorage (LSI) and ExtraSpace; Colliers January 2024 report; (EXR) merger completed in July 2023; (3) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure; The average of the past 12 quarters of year-over-year same-store NOI growth from 2Q21 to 1Q24; (4) LQA NOI based on annualized 1Q'24 NOI; (5) Since 2016 through 2023; (6) Measured by number of properties; Includes wholly-owned operating properties and joint venture operating properties (7) Represents three months ended 3/31/2024 same-store ending physical occupancy; (8) Represents same-store annualized rent per occupied square foot for the three months ended 3/31/2024

3

Successful Track Record of Growing the SmartStop Platform MARCH 2008 SST, first public non-traded REIT entirely focused on self storage, declared effective and begins offering shares at $10.00 SEPTEMBER 2013 SST II is established JUNE 2019 SST II completes Self Administration Transaction; renames company to SmartStop Self Storage REIT, Inc. MARCH 2021 SmartStop closes 100% stock-for-stock merger with SST IV; acquiring ~$375mm in storage assets FEBRUARY 2024 SmartStop closes recast of senior credit facility APRIL 2022 SmartStop files Form S-11 with SEC to list its shares on the NYSE NOVEMBER 2005 H. Michael Schwartz acquires first ten self storage properties in a DST JULY 2009 SMARTSTOP brand launched SEPTEMBER 2015 SST closes a $1.4 billion all-cash merger with Extra Space Storage (NYSE: EXR) for $13.75 / share, returning over $800mm of equity to shareholders JUNE 2022 SmartStop completes 100% stock-for-stock merger with SSGT II, acquiring ~$252mm of storage assets SEPTEMBER 2023 SmartStop surpasses $700mm in AUM in its Managed REIT Platform 2005 2008 2009 2013 2014 2015 2019 2021 2022 2023 2024 https://www.insideselfstorage.com/self-storage-investing-real-estate/strategic-storage-trust-ii-agrees-to-buy-27-property-mindful-self-storage-portfolio-for-371m https://www.sec.gov/Archives/edgar/data/1585389/000119312513357080/d590066ds11.htm#rom590066_3 Note: Strategic Storage Trust, Inc. (SST); Strategic Storage Trust II, Inc (SST II); Strategic Storage Trust IV, Inc (SST IV); Strategic Storage Growth Trust II, Inc (SSGT II). Gray shading represents events that occurred prior to the formation of SmartStop Self Storage REIT, Inc. (“SmartStop”); Blue shading represents events that occurred after the formation of SmartStop. https://www.sec.gov/Archives/edgar/data/1852575/000095017023018013/sstvi-ex99_1.htm 2018 2019 2020 2021 2022 2023 Owned operating properties 83 112 112 144 160 162 Managed operating properties - - 41 18 19 32 NOVEMBER 2010 SST acquires first property in the Greater Toronto Area MARCH 2022 SmartStop receives BBB- Investment Grade Rating from Kroll 2010 2019 JANUARY 2014 SST II declared effective and begins offering shares at $10.00

The SmartStop Opportunity

Highly fragmented sector that is going through a wave of consolidation

- Over 52,000 self-storage facilities in the US with only 22.5% penetration from public self storage companies(1)
- The top 10 operators in Canada account for only 20% of all self-storage facilities(2)

Scalable platform positioned to generate outsized returns with improved cost of capital

- Significant investments made in SmartStop technology, infrastructure and human capital to prepare for future growth


SmartStop®
Self Storage REIT, Inc.
...The Smarter Way to Store!®

SmartStop is a high-growth alternative to large-cap self storage companies

- ~$900mm of acquisitions over the last 3 years(3)
- Attractive relative scale to existing REITs drives greater impact to FFO growth from acquisitions

Accelerate our growth in target markets, including building a premier platform in Canada

- Continued expansion of footprint in top markets including South Florida, Los Angeles, and Canada

(1) 2024 Self-storage Almanac; (2) Colliers January 2024 report (3) Includes acquisitions by Managed REITs

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store!®
5

Key Investment Highlights High Quality, Diversified Portfolio In Key Growth Markets 1 Differentiated Exposure to the Greater Toronto Area (“GTA”) 2 Scalable, Branded Platform Positioned to Drive Growth 3 Multi-Pronged Growth Strategy 4 Unique Managed REIT Platform Provides Additional Revenue and Acquisition Potential 5 Experienced Management Team 6 Conservative and Diversified Capital Structure 7 Mavis Road Mississauga, ON Milner Avenue Scarborough, ON Vodden Street E Brampton, ON

SmartStop Owns a High Quality Portfolio in Key Growth Markets Note: As of 3/31/2024. Figures reflect wholly-owned JVs at 100% of NRSF. (1) Toronto included as a top 25 MSA. Top 25 MSA’s as defined by 2024 U.S. Census Bureau data. Metric refers to owned properties including joint venture properties; (2) MSAs (Metropolitan Statistical Areas) as defined by 2024 U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada; (3) Other markets include: Baltimore, Charleston, Charlotte, Charlottesville, College Station, Colorado Springs, Dallas, Detroit, Jacksonville, Milwaukee, Mobile, Myrtle Beach, Nantucket, Naples, New York – Newark, Orlando, Phoenix, Port St. Lucie, Punta Gorda, Raleigh – Cary, Riverside-SB, Sacramento, San Antonio, San Francisco-Oakland, San Diego, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Seattle-Tacoma, Stockton, Trenton-Princeton and Washington- Arlington; (4) Total includes nine operating properties held in unconsolidated joint ventures in which SmartStop maintains a 50% equity interest; (5) Represents ending occupancy as of 3/31/2024 for total wholly-owned operating stores. (6) Represents three months ended 3/31/24 total wholly-owned operating stores RentPOF. (7) Includes 19 U.S. states and Ontario. 1 Geographic footprint (owned and managed) Top markets by nrsf(2) (OWNED) SmartStop Self Storage REIT, Inc. Operating Properties 154 Wholly-Owned Operating Properties 9 Joint Venture Operating Properties 32 Managed Properties Toronto Miami/Fort Lauderdale Las Vegas Asheville Houston Los Angeles Tampa Denver Chicago Dayton All other (3) 12.7mm Total NRSF Key portfolio statistics (owned) 12.7mm Square feet(4) $19.39 RentPOF(6) 91.8% Ending Occupancy(5) 163 Owned properties(4) SmartStop has among the highest portfolio concentration in top markets at over 66%(1) 20 U.S. States and Canadian Provinces(7) 112,175 Units(4) TX MT CA ID NV AZ OR IL NM CO WY MN SD IA ND UT KS NE WA WI OK MI MO NY PA FL IN AL GA AR LA NC VA TN KY OH MS ME SC WV VT NH MA CT NJ MD DE RI ON MB QC BC AB SK 5 11 19 9 8 6 11 5 2 2 3 3 25 16 13 10 4 9 4 4 8 3 2 3

Operating Portfolio Benchmarking vs. Peers Sources: Public company filings and financial supplements. (1) Evercore ISI Equity Research; (2) Excludes impact of LSI transaction and reflects EXR Same-store pool only; (3) Toronto included as a top 25 MSA. Top 25 MSA’s as defined by 2024. U.S. Census Bureau data per S&P Capital IQ. Includes owned joint venture properties for SmartStop; (4) Represents 1Q 2024 quarter end NRSF 1 (in thousands) High quality portfolio with strong rents and demographics (2) (2) (2) Q1 2024 Same-store rent / square foot (rentpof) Q1 2024 ending same-store occupancy Average 3 mile population(1) Top 25 MSAs % of nrsf(3)(4)

Portfolio Focused on Large Markets with Attractive Demographics Sources: Claritas, SNL Financial, Statistics Canada. Top 10 markets ranked by NRSF as of 12/31/2023. (1) Peers include PSA, EXR, CUBE, and NSA. (2) Toronto included as a top market. (3) Statistics Canada for 2022 and Ontario Ministry of Finance projections (Summer 2023). (4) Toronto household income data sourced from CoStar. 1 Population growth in smartstop’s markets is expected to outpace the u.s. average 2024 – 2029 Claritas/SNL Financial Projected Population Growth smartstop’s markets Display Outsized income growth Projections 2024 – 2029 Claritas/SNL Financial Projected HH Income Growth(4) 2024E – 2029E Median HH Income Growth (%) Peer Top 10 MSA Avg.(1) 2.4% U.S. Avg. 2.3% SmartStop Top 10 MSA(2) Avg. 3.2% Toronto(3) 8.8% (2) (4) (1) (2) (3)

Key SmartStop U.S. Markets – Miami / Ft. Lauderdale and Los Angeles Sources: Company internal data as of 3/31/2024. (1) Demographic data pulled by asset from CoStar; market data displayed is the weighted average by NRSF as of 3/31/2024. (2) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. 1 Miami/Ft. Lauderdale, florida Los Angeles, California 92.1% 1Q 2024 Ending Occ. 9,420 Units 1,125,900 NRSF $25.01 Rent POF(2) 86.9% 1Q 2024 Ending Occ. $65,300 Average 5-mi Household Income(1) 257,000 Average 5-mi Population $80,000 Average 5-mi Household Income(1) 447,400 Average 5-mi Population 6,990 Units 738,500 NRSF $24.83 Rent POF(2) FORT LAUDERDALE MIAMI LOS ANGELES *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using ArcGIS Pro. This tag identifies the map allowing additional updates and edits using previously submitted materials and data. Contact GCFO-Presentations and use the workflow reference number below to make edits. ArcGIS Pro Workflow reference number is: 4209095-003 *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using ArcGIS Pro. This tag identifies the map allowing additional updates and edits using previously submitted materials and data. Contact GCFO-Presentations and use the workflow reference number below to make edits. ArcGIS Pro Workflow reference number is: 4209095-003

SmartStop’s GTA and broader Canadian expansion is a differentiated strategy 2 (1) Colliers January 2024 report; (2) 2024 Self-storage Almanac; (3) Statistics Canada and Ontario Ministry of Finance; (4) Colliers January 2024 report; (5) Metrics for the Greater Toronto Area only as of 3/31/2024; Includes joint venture properties and Managed REIT-owned properties; https://www.bamsec.com/filing/119312524016641/1?cik=1585389&hl=32971:35136&hl_id=vkw9kr-ayg STRATEGIC rationale SmartStop GTA Owned and Managed Portfolio(5) SmartStop has built a local operating platform poised for growth(5) 13 Years of experience in GTA Market by Management 16%+ GTA Market Share (4) 3.0 Million Total Owned or Managed Operating Sq. Ft. 32 Owned or Managed Operating Properties ~85 Employees Owned Operating Properties (22) Owned Development Properties (1) Managed Operating Properties (10) Managed Development Properties (4) The Canadian storage market is less mature than the U.S. and meaningfully underpenetrated with only 3,390 storage properties(1) (vs. ~52,300 in the U.S.)(2) The GTA is the largest market in Canada and the sixth largest market in North America with 7.2 million people(3) Management has a 13-year track record in operating, developing and acquiring assets within the GTA and SmartStop is top operator in the market SmartStop is the largest operator in the GTA(4) SmartStop has established robust infrastructure within the GTA enabling SmartStop to generate economies of scale Other fast-growing Canadian markets with low penetration represent compelling expansion opportunities SmartStop is the only U.S. REIT with exposure to the growing GTA market ~28,300 Total Owned or Managed Operating Units *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using ArcGIS Pro. This tag identifies the map allowing additional updates and edits using previously submitted materials and data. Contact GCFO-Presentations and use the workflow reference number below to make edits. ArcGIS Pro Workflow reference number is: 4209095-003 TORONTO MISSISSAUGA HAMILTON VAUGHAN

Québec Ontario Toronto 2.3x 2.0x Montreal 2.5x Vancouver British Columbia 2.3x Calgary 2.8x Edmonton Alberta 2.2x Ottawa Manitoba Supply Ratio Saskatchewan Toronto and Greater Canada Represent an Untapped Growth Opportunity 2 Sources: Claritas, Colliers, CoStar, Green Street, SNL Financial, Statistics Canada, and The 2024 Self Storage Almanac. (1) As of 3/31/24 Largest Self Storage Owners in the GTA:(1) POPULATION GROWTH VS. SUPPLY RATIO – SELECT LARGE CITIES Opportunity to expand in several underpenetrated Canadian markets Canadian markets maintain attractive demographics with room to meaningfully expand storage market penetration Population growth vs. U.S. Avg.: +641bps Storage supply ratio: (4.1x) U.S. Average Delta   Supply Per Capita Ratio Supply Per Capita Ratio(3) U.S. National Avg. 6.1x Top 25 U.S. MSA Avg. 6.4x Select Canadian CMAs Avg. 2.4x SmartStop Self Storage REIT, Inc. Operating Properties(1) Wholly-Owned Operating Properties Joint Venture Operating Properties Managed Properties 10 9 13 Above U.S. Average Below U.S. Average U.S. National Average >6x 0% Toronto vs. U.S.

Our Success in Canada: Case Studies In 1H23, the Managed REITs(1) acquired an eight-facility portfolio in the GTA for approximately CAD $300 million 758,000 rentable square feet 7,400 units The properties are Class-A facilities located in high-growth areas of the GTA with strong demographics The acquisition makes SmartStop the fifth largest operator in Canada 758,000 Total Sq. Ft. 7,400 Units 56.1% Occupancy as of June 2023(2) ~26 Acres of Land 245,000 Average 3-mile Population(4) USD $107,400 Average 3-mile Household Income (4) Vaughan, ONT Property Opened: November 2020 (1) One property was acquired in January 2023 by Strategic Storage Trust VI, Inc. One property was acquired in June 2023 by Strategic Growth Trust III, Inc. Six properties were acquired in June 2023 by Strategic Storage Trust VI, Inc.. (2) Weighted average physical occupancy at the time of acquisitions, weighted by net rentable square feet. One property was acquired in January 2023. Seven were acquired in June 2023. (3) Demographic data pulled by asset from CoStar; market data displayed is the weighted average by NRSF as of 12/31/2023. (4) Demographic data pulled by asset from CoStar; market data displayed is the weighted average by NRSF as of 12/31/2023. 2 Ground-up JV development property with 1,050 storage units Situated in prime location with high median household income, 2.5% annual population growth, and only 1.5 SF/person storage supply in a 3-mile radius Aggressive lease-up strategy led to greater than 90% physical occupancy within 17 months of opening Four story facility, 1.34 acres lot adjacent SmartCentres Brampton shopping center, Tim Hortons Occupancy of 92.3% (at 5/31/24) Purchased land Aug 1, 2018 GTA – 8 facility Portfolio Acquisition brampton, Ontario Portfolio Highlights Mississauga, ONT Managed operating property (8) Vaughan Mississauga Burlington *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using ArcGIS Pro. This tag identifies the map allowing additional updates and edits using previously submitted materials and data. Contact GCFO-Presentations and use the workflow reference number below to make edits. ArcGIS Pro Workflow reference number is: 4209095-003

Award Winning Customer Service and Strong Brand Awareness Newsweek Awards Named the top-ranked self storage company for customer service by Newsweek and Statista in 2021, 2023 and 2024 The Stevie Awards Recognized as a Silver Winner in The 21st Annual American Business Awards® for Customer Service Department of the Year Customer service awards and accolades SmartStop sponsorship Reputation 800 Awards Awarded the Reputation 800 Award from reputation.com for outstanding customer reviews in 2022 and 2023 Consistent Brand standards Charitable giving USC Athletics Wounded Warrior Project Habitat for Humanity Breast Cancer Research Foundation Arrow McLaren IndyCar Sports / entertainment

3 Introducing: Dash, SmartStop's Proprietary Integrated Technology Platform



LIVE AGENT
IVR
CALL CENTER
DATA SCIENCE
REVENUE MANAGEMENT
AUTOMATION
TECHNOLOGY
INNOVATION
dash™
WEB DEVELOPMENT
MOBILE
EMAIL/SMS
SEO
PPC
DIGITAL MARKETING
DATA ANALYTICS
DATA WAREHOUSE
MOBILE ON-DEMAND

CUSTOM-BUILT

- Collaborative development with vendor
- Designed for real-time data access and availability
- Focus on customer-centric and mobile engagement

SCALABLE

- Built to operate with hundreds of properties
- Integrates seamlessly with proprietary systems (pricing, call center)
- Open API architecture and enterprise-level management
- Enhancements and upgrades flow seamlessly to field

SECURE

- Isolated server cluster built to SmartStop specifications
- Data is 100% SmartStop-owned and accessible
- Meets SOC I, Type II and SOC 2, Type II standards

Cloud-based Technology Backbone of Our Platform

- Accelerates innovation
- Facilitates delivery of strategic objectives

Innovative proprietary technology, shaping the future of the industry

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store!
15

3 Ability To Deliver Leading Customer Experience

Technology-driven platform gives SmartStop the ability to meet customers' unique service needs

Dedicated In-House Call Center

- Dedicated call center employees streamline the customer experience
- Agents able to use web-based or SMS text features to complete leasing process to meet customer needs

Online Rentals and Reservations

- Convenient online access allowing customers to seamlessly browse available units and rent units on the web
- State-of-the-art website optimized to reduce barriers in the shopping experience and fast loading times

Walk-Ins

- Highly-trained SmartStop employees on facility premises to accommodate walk-ins
- Staff trained to utilize SmartStop's management technology and tools to provide high-quality in-person sales experience



8:56
Back to Top
404 Potrero Grande
Monterey Park, CA 91755
4.9/5
1st Month Rent Free
Small units from $86/mo
Medium units from $118/mo
(323) 427-3027
VIEW FACILITY
5216 Walnut Grove Ave
San Gabriel, CA 91776
5/5
1st Month Rent Free
Small units from $72/mo
Medium units from $118/mo
Large units from $332/mo
(626) 239-8141
VIEW FACILITY
10231 Colima Rd
Whittier, CA 90603
4.9/5
smartstopselfstorage.com

- ✓ Modern & convenient website experience
- ✓ Integrated into revenue management system to update pricing and occupancy real time
- ✓ Highly sophisticated and responsive website
- ✓ Mobile optimization

- **In 2023, one third of all rentals were executed in a 100% contactless manner**

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®
16

4

Multi-Pronged North American Growth Strategy

ORGANIC GROWTH DRIVERS

Property revenue maximization

- *Utilize technology-enabled platform to continue growing rental rates and occupancy*

Margin expansion

- *NOI and EBITDA margin continue to expand but are still below public peers*
- *Solar initiative presents opportunity to further reduce utility costs*

Ancillary revenues

- *Expand ancillary revenues (tenant protection, storage supplies, etc.) within existing assets*

ACQUISITIONS

Acquisitions on balance sheet

- *Leverage institutional operating platform to accretively acquire stabilized and non-stabilized assets*
- *Leverage existing Canadian footprint to acquire under-managed Canadian properties*

Strategic combination with Managed REITs

- *Track record of successful integration of Managed REITs*

ADDITIONAL GROWTH DRIVERS

Joint ventures

- *Accretive development opportunities within Canadian JV SmartCentres*

Third-party management platform

- *Large opportunity to grow managed assets in Canada and US*
- *Build shadow M&A pipeline*

Managed REIT Platform

- *Opportunity to scale managed portfolio and brand presence*
- *High ROE revenue streams*

SmartStop
Self Storage REIT, Inc.
...The Smarter Way to Store!®
17

4 Internal Growth Strategy

INTERNAL GROWTH STRATEGIC HIGHLIGHTS

- ✓ Maximize net operating income with a balanced approach to rate and occupancy
- ✓ Majority of the Company's same-store portfolio base has been owned less than five years and retains additional rate upside
- ✓ SmartStop's customer service platform drives consumer traffic and develops a sticky customer base
- ✓ Asset management technology and experienced personnel all help drive expense savings and ultimately bottom-line growth

HISTORICAL SAME-STORE AVERAGE OCCUPANCY(1)


Average: 94.1%
93.1%
95.8%
95.9%
95.4%
95.1%
95.5%
94.5%
93.3%
93.1%
93.7%
93.2%
92.4%
92.5%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

HISTORICAL SAME-STORE RENTPOF(1) (2)


Average: $18.57
$15.43
$16.50
$16.92
$17.68
$17.77
$18.47
$19.30
$19.64
$19.84
$19.99
$20.37
$19.94
$19.49
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

SmartStop's strategic internal growth initiatives have proven successful on key operational statistics

(1) All 2024 figures based on SmartStop's 149 property same-store pool. All 2023 figures based on SmartStop's 137 property same-store pool. All 2022 figures based on SmartStop's 109 property same-store pool. All 2021 figures based on SmartStop's 103 property same-store pool.
(2) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store!
18

Long-Term Internal Growth Track Record 4 Sources: Public company filings and financial supplements. Note: peers may have different definitions of same-store metrics. (1) Represents the simple average of quarterly year-over-year same-store growth for the most recent 12 quarters (the quarter ended 6/30/2021 through 3/31/2024). (2) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (3) Excludes impact of LSI transaction and reflects EXR SS Pool Only. SmartStop’s internal growth strategies have translated into successful long-term growth (3) (3) 3-Year Average YoY Same-Store Revenue Growth(1) 3-Year Average YoY Same-Store NOI Growth(1) (2)

Existing Embedded Internal Growth Opportunities 4 Source: Company data and filings. (1) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. (2) NOI and Adjusted EBITDA are non-GAAP measures. See the Appendix for a reconciliation of these measures to their most directly comparable GAAP measures. (3) Based on 2023 Same Store Pool of 137 properties. Rates are on a monthly per square foot basis. SmartStop SAME-STORE Rental Rate and gross Margin Expansion Peer Comparison - NOI Margin and Adj. EBITDA(2)(3) (1)

Operations Update 4 Post Quarter-End Operational Updates Source: Company data and filings. (1) Represents same-store ending physical occupancy for 3/31/2024, 4/30/2024 and 5/31/2024. (2) Represents same-store monthly in-place rates for 3/31/2024, 4/30/2024 and 5/31/2024. (3) Represents same-store monthly asking rates for 3/31/2024, 4/30/2024 and 5/31/2024. Same-Store Ending Occupancy(1) Same-Store In-Place Rates(2) 2023 March April May 2024 March April May Same-Store Asking Rates(3) 2023 2024 2023 2024 2023 March April May 2024 2023 2024 2023 2024 2023 2024 2023 2024 2023 2024 Surprise, AZ Algonquin, IL

Solar Initiative Highlights(1) $700K Existing Est. Annual Savings $1.1M Expected Est. Annual Savings $6.4M Existing Investment $10.2M Expected Investment 43 Live Solar Sites 61 Expected Solar Sites 6.0 GWh Cumulative Production 7.2 GWh Expected Production Actual GWh Production (1) Includes wholly-owned and joint venture operating assets of 3/312024. Western U.S. includes Arizona and California. Central U.S. includes Colorado, Illinois, Indiana, Michigan and Texas. Eastern U.S. includes Florida, Maryland, Massachusetts, North Carolina, South Carolina, New Jersey and Virginia. Kilowatts 4 Pipeline sites Live PTO Sites

4 Management's Track Record on Acquisitions

SMARTSTOP AND AFFILIATES' INVESTMENT ACTIVITY

✓ Stabilized Acquisitions:

- Acquired 66 properties for $857 million since 2016
- SmartStop acquired three properties during Q2 2022
- Managed REITs acquired five properties for $98 million since 2021

✓ C of O and Lease-up Acquisitions:

- Acquired 37 properties at Certificate of Occupancy or in early lease-up for $489 million since 2016(2)
- Managed REITs acquired 26 properties at Certificate of Occupancy or in early lease up for $573 million since 2021

✓ Ground-up Development:

- Delivered 10 development properties since 2016
- Majority of ground-up development properties are located in Canada



(in millions)
$882mm of investments on balance sheet or on behalf of Managed REITs over the last three years
$595(1)
$551
$44
$112
$71
$41
$14
$204
$105
$85
$207
$35
$172
$13
$143
$93
$37
$20
$162
$76
$28
$38
$19
$19
$362(1)
$172
$98
$54
$15
$358(1)
$325
$18
2016
2017
2018
2019
2020
2021
2022
2023
Development / Expansion
C/O Early Lease Up Acqusitions
Stabilized
Stabilized
C/O Early Lease Up Acqusitions

SmartStop and its affiliates have a strong track record of acquisitions across multiple channels and successful integration demonstrates the management team's underwriting expertise

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store!

Note: All acquisition and development prices for SmartStop reflect the original purchase price executed by SmartStop, including Strategic Storage Growth Trust, Inc., Strategic Storage Trust IV, Inc., and Strategic Growth Trust II, Inc.; Original purchase price (converted, as applicable, into USD) executive by (1) Acquisitions collapsed for illustrative purposes. (2) Includes one property that the Company acquired in development that received a certificate of occupancy in October 2023.

23

5

SmartStop Managed REIT Platform Provides Additional Capital Allocation Flexibility

Managed REIT and third-party platforms represent a significant expansion opportunity for SmartStop

Managed REIT Platform

SSTVI STRATEGIC STORAGE TRUST

STRATEGIC STORAGE GROWTH TRUST III

- Acquire growth-oriented properties that broaden the platform in an accretive structure for SmartStop
- Generate fees and expense reimbursements
- Create economies of scale by adding SmartStop locations

Differentiated Access to Capital

- The structure of SSTVI and SSGT III provides the platform access to raising equity capital at NAV, subsequently deploying in an accretive manner at a relatively low-cost basis
- The managed REIT platform provides a competitive advantage relative to institutions and publicly traded REITs, which continues to trade at a high cost of capital and discount to NAV, making accretive transactions via equity capital markets challenging

Third-Party Management Strategy

- Third-party management represents an expansion opportunity, particularly in Canadian markets where there is relatively less sophisticated and smaller operators
- Third-party expansion efforts focused across a range of Canadian markets including: GTA, Montreal, Vancouver, and Calgary

STRATEGIC STORAGE TRUST VI, INC.(1)

$548M AUM
Assets Under Management on a cost basis(3)

Portfolio Stats(3)

# of Stores	24
States / Provinces	10
Units	18,540
Net Rentable SQFT	2,097,280
Canadian Development Properties Under Construction	3

OPERATIONAL PROPERTIES NRSF ALLOCATION



AB, 2%
BC, 2%
NV, 2%
FL, 13%
WA, 5%
OR, 3%
DE, 4%
PA, 4%
AZ, 18%
ON, 47%
NRSF
2,097,280

STRATEGIC STORAGE GROWTH TRUST III, INC.(2)

$182M AUM
Assets Under Management on a cost basis(3)

Portfolio Stats(3)

# of Stores	7
States / Provinces	4
Units	5,930
Net Rentable SQFT	638,200

OPERATIONAL PROPERTIES NRSF ALLOCATION



NJ, 10%
ON, 13%
CA, 17%
FL, 60%
NRSF
638,200

(1) Represents Strategic Storage Trust VI, Inc. ("SST VI"), a non-traded REIT with a publicly-registered offering that was declared effective by the SEC on 3/17/2022. (2) Represents Strategic Storage Growth Trust III, Inc. ("SSGT III"), which was launched in May 2022.
(3) Includes all rentable units and rentable square feet, consisting of storage units and parking units.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store!®

24

6 Experienced Senior Management Team

SMARTSTOP EXECUTIVE MANAGEMENT TEAM



H. Michael Schwartz

Chairman & Chief Executive Officer

19 Years of Storage Experience
19 Years at SmartStop and Affiliates



James Barry

CFO & Treasurer

11 Years of Storage Experience
11 Years at SmartStop and Affiliates



Wayne Johnson

President & CIO

37 Years of Storage Experience
17 Years at SmartStop and Affiliates



Joe Robinson

Chief Operations Officer

14 Years of Storage Experience
4 Years at SmartStop and Affiliates

ADDITIONAL EXECUTIVE & SENIOR MANAGEMENT TEAM MEMBERS



Gerald Valle

SVP - Storage Operations

35 Years of Storage Experience
6 Years at SmartStop



Nicholas Look

General Counsel & Secretary

6 Years of Storage Experience
6 Years at SmartStop



Mike Terjung

Chief Accounting Officer

14 Years of Storage Experience
14 Years at SmartStop and Affiliates



Bliss Edwards

EVP - Canada

10 Years of Storage Experience
4 Years at SmartStop



David Corak

VP – Corporate Finance

10 Years of Storage Experience
3 Years at SmartStop



Jaclyn Groendyke

VP - People & Culture

3 Years of Storage Experience
3 Years at SmartStop



Bill Charles

Chief Information Officer

500+
Total Employees

11%
Executive Management Ownership in the Company(1)

77%
NEO Management Comp is Risk / Performance Based

One
Centralized Corporate Headquarters

15+ Years
Average Leadership Team Experience

(1) Represents approximate ownership as of 3/31/2024.

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®
25

7 Investment Grade Rated Balance Sheet

PRO-FORMA CAPITALIZATION TABLE (MM)(1)(2)



Revolving Credit Facility $521
Term Loans $137
CMBS Debt $289
Share of JV Debt $48
Private Placement $150
Preferred Equity $200
Equity(3) $1,685
OP Units $202
Class T Common Shares $124
Class A Common Shares(4) $1,359

Total Enterprise Value:(5) $2,991mm

Demonstrated access to diverse sources of capital

SMARTSTOP PRO-FORMA BALANCE SHEET HIGHLIGHTS(1)

BBB-
Kroll rating

4.5 Years
Wtd. Avg. Debt Maturity(6)

36.5%
Leverage w/o Preferred(7)

91.3%
Fixed Rate Debt
(includes capped variable rate debt)(8)

6.1%
Wtd. Avg. Interest Rate(9)

1.6x
Fixed Charge Coverage(10)

PRO-FORMA DEBT MATURITY SCHEDULE(1)(6)(11)



$94
$94
$106
$51
$55
$602
$521
$81
$104
$104
$191
$150
$41
2024
2025
2026
2027
2028
2029
2030+
Term Loans
Revolver
CMBS Debt
Private Placement

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!

(1) As of 3/31/2024. (2) Total capitalization includes debt, preferred equity. Debt and preferred equity are at face value for purposes of this calculation; (3) Equity market cap based on approx. 110.5 million shares and OP Units at 3/31/24 valued at the most recently published Net Asset Value of $15.25. (4) Includes $4 million of other dilutive securities. (5) Total Capitalization of $3,030 million less $39 million of cash and cash equivalents. (6) Includes one year extension of the 2024 Credit Facility to February 2028. (7) Leverage as measured by debt less cash to total capitalization (total capitalization includes debt, preferred equity and equity market cap); includes SmartStop's portion of joint venture debt; (8) Includes the impact of interest rate derivatives, including $425 million of interest rate caps. (9) Excludes the impact of interest rate derivatives as of 3/31/24. (10) Fixed-charge coverage ratio is Adjusted EBITDA divided by total interest and principal payments and preferred stock dividends. Actual for 1Q24; (11) Full contractual balance of consolidated debt.

26

Appendix

MSA Exposure – Same-Store Same-Store Portfolio at 3/31/24 Note: Data presented represents SmartStop’s existing owned same-store portfolio only (1) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (2) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. (3) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (4) Presented in US Dollars (USD) as translated on average for the quarter. The average USD/CAD exchange rate for the three months ending March 31, 2024 and March 31, 2023 was 0.74x and 0.73x, respectively. For the three months ended March 31, 2024, RentPOF, Revenue growth, Expense growth and NOI growth was $20.11, 0.3%, 7.1%, and -2.9%, respectively, on a constant currency (CAD) basis.

MSA Exposure – Total Portfolio Wholly-Owned Total Portfolio at 3/31/24 (1) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (2) Other markets include: Baltimore, Charleston, Charlottesville, College Station, Colorado Springs, Dallas, Mobile, Milwaukee, Nantucket, Naples, New York – Newark, Orlando, Punta Gorda, Raleigh - Cary, San Antonio, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Stockton, Trenton-Princeton and Washington- Arlington. None of these markets represent more than 1.5% of the total portfolio by NRSF.

MSA Exposure – Owned & Managed Portfolio Owned and Managed Total Portfolio at 3/31/24 Note: Amounts include properties owned in joint ventures. (1) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (2) Other markets include: Baltimore, Cape Coral - Fort Meyers, Charleston, Charlotte, Charlottesville, College Station, Colorado Springs, Dallas, Edmonton (Canada), Jacksonville, Milwaukee, Mobile, Myrtle Beach, Nantucket, Naples, Philadelphia, Portland, Punta Gorda, Raleigh - Cary, San Antonio, Santa Maria - Santa Barbara, Santa Rosa - Petaluma, Sarasota, Stockton, Trenton - Princeton, Vancouver (Canada), Washington - Arlington. None of these markets represent more than 1.5% of the total owned or operated portfolio by NRSF.

Reconciliation: Net Income (Loss) to Net Operating Income (1) Tenant protection program revenues are included within ancillary operating revenue within our consolidated statements of operations. Beginning with the period presented for fiscal year 2021, the Company removed Tenant protection program revenues from its calculation of net operating income, and such amounts were added as an adjustment to the reconciliation to net income in the table above. (2) Tenant protection program related expenses are included within property operating expenses within our consolidated statements of operations. Beginning with the period presented for fiscal year 2023, the Company removed Tenant protection program related expenses from its calculation of net operating income, and such amounts were added as an adjustment to the reconciliation to net income in the table above. (2) _ _ _ _ _ _

Non-GAAP Reconciliations (continued) (1) Our calculation of FFO, as adjusted was modified in the period ended March 31, 2024, to add back the amortization of debt issuance costs. Accordingly, the prior periods have been presented here based on the current calculation, which differs from what was previously reported for such periods. This modification was made to reflect what management believes is a more appropriate calculation in light of recently completed debt refinancings.

Non-GAAP Reconciliations (continued) (1) Includes all Class A Shares, Class T Shares and OP Units, as well as the dilutive effect on FFO and FFO, as adjusted of both unvested restricted stock and long term incentive plan units (both time-based units and performance based-units), and is calculated using the two-class, treasury stock or if-converted method, as applicable. The outstanding convertible preferred stock was excluded as the conversion of such shares was antidilutive to FFO and FFO, as adjusted. Such amounts are calculated net of distributions to participating securities. For the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, such distributions to participating securities were $114,364, $92,813, $92,813, $90,885, and $92,343, respectively. Refer to Note 2 of the financial statements for the quarter ended March 31, 2024, contained within SmartStop’s 10-Q for further information regarding the calculation of earnings per share.

Reconciliation: Net Income (Loss) to Adjusted EBITDA: Trailing 5 Quarters (1) Tax related expense consists primarily of adjustments to deferred tax liabilities, state, federal, and Canadian income tax, as well as state franchise taxes. (2) This represents acquisition expenses associated with investments in real estate that were incurred prior to the acquisitions becoming probable and therefore not capitalized in accordance with our capitalization policy.

Reconciliation: Same-Store Net Operating Income to Total Net Operating Income NM: Not meaningful comparison (1) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage; (2) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure.

Additional Information Regarding FFO & FFO, as Adjusted and NOI Funds from Operations (“FFO”) and FFO, as adjusted Funds from operations (“FFO”) is an industry wide metric promulgated by the National Association of Real Estate Investment Trusts, or NAREIT, which SmartStop believes to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. SmartStop defines FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, or the White Paper. The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and asset impairment write downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Additionally, gains and losses from change in control are excluded from the determination of FFO. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. SmartStop’s FFO calculation complies with NAREIT’s policy described above. SmartStop uses FFO, as adjusted, as an additional non-GAAP financial measure to evaluate its operating performance. SmartStop previously used Modified Funds from Operations (“MFFO”) (as defined by the Institute for Portfolio Alternatives) as a non-GAAP measure of operating performance. Management replaced the MFFO measure with FFO, as adjusted, because FFO, as adjusted, provides investors with supplemental performance information that is consistent with the performance models and analysis used by management. In addition, FFO, as adjusted, is a measure used among SmartStop’s peer group, which includes publicly traded REITs. Further, SmartStop believes FFO, as adjusted, is useful in comparing the sustainability of its operating performance with the sustainability of the operating performance of other real estate companies. In determining FFO, as adjusted, SmartStop makes further adjustments to the NAREIT computation of FFO to exclude the effects of non-real estate related asset impairments and intangible amortization, acquisition related costs, other write-offs incurred in connection with acquisitions, contingent earnout expenses, adjustments of fair value of debt adjustments, amortization of debt issuance costs, gains or losses from extinguishment of debt, accretion of deferred tax liabilities, realized and unrealized gains/losses on foreign exchange transactions, and gains/losses on foreign exchange and interest rate derivatives not designated for hedge accounting, which SmartStop believes are not indicative of the Company’s overall long-term operating performance. SmartStop excludes these items from GAAP net income to arrive at FFO, as adjusted, as they are not the primary drivers in its decision-making process and excluding these items provides investors a view of its continuing operating portfolio performance over time and makes its results more comparable period to period and to other REITs, which in any respective period may experience fluctuations in such acquisition, merger or other similar activities that are not of a long-term operating performance nature. FFO, as adjusted, also reflects adjustments for unconsolidated partnerships and jointly owned investments. SmartStop uses FFO, as adjusted, as one measure of operating performance when SmartStop formulates corporate goals and evaluate the effectiveness of its strategies. Presentation of FFO and FFO, as adjusted, is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and FFO, as adjusted, the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and FFO, as adjusted, are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as an indication of SmartStop’s performance, as an alternative to cash flows from operations, which is an indication of liquidity, or indicative of funds available to fund SmartStop’s cash needs including SmartStop’s ability to make distributions to its stockholders. FFO and FFO, as adjusted, should not be considered as an alternative to net income (determined in accordance with GAAP) and should be reviewed in conjunction with other measurements as an indication of SmartStop’s performance. Neither the SEC, NAREIT, nor any other regulatory body has passed judgment on the acceptability of the adjustments that SmartStop uses to calculate FFO or FFO, as adjusted. In the future, the SEC, NAREIT or another regulatory body may decide to standardize the allowable adjustments across the publicly registered, non-traded REIT industry and SmartStop would have to adjust its calculation and characterization of FFO or FFO, as adjusted. Net Operating Income or (“NOI”) NOI is a non-GAAP measure that SmartStop defines as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. SmartStop believes that NOI is useful for investors as it provides a measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with the ongoing operation of the properties. Additionally, SmartStop believes that NOI (also referred to as property operating income) is a widely accepted measure of comparative operating performance in the real estate community. However, SmartStop’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.

Thank you!